Exhibit 99.1

Floor & Decor Appoints Bradley Paulsen as President
ATLANTA--(BUSINESS WIRE)--January 28, 2025--Floor & Decor Holdings, Inc. (the “Company”) (NYSE: FND), a leading specialty retailer of hard surface flooring, announced today the appointment of Bradley Paulsen as President, effective April 28, 2025, reporting to Tom Taylor, Chief Executive Officer of the Company. Mr. Paulsen currently serves as CEO, North America for Rentokil Initial plc, a global leader in pest control and hygiene and wellbeing services, and previously held leadership positions at Rexel USA, HD Supply and The Home Depot.
Mr. Taylor commented, “We are thrilled to welcome Brad to the team to help lead the next stage of Floor & Decor’s growth. He is an accomplished leader with significant experience across a mix of retail, commercial and service-based organizations. Brad’s deep understanding of home improvement, merchandising, retail and commercial sales, and supply chain operations will be particularly valuable to our Company. Moreover, his principles of customer service and associate support align perfectly with our core values.”
Mr. Paulsen remarked, “I’m excited about the opportunity to join the leadership team for this exceptional growth company and to support Floor & Decor’s outstanding associates, who give homeowners, professional customers and commercial customers the highest quality, trend-setting hard surface flooring products at everyday low prices.”
About Bradley Paulsen
Bradley Paulsen, age 49, is a seasoned executive with almost two decades of relevant experience. Since December 2023, he has served as CEO, North America for Rentokil Initial plc, where he was responsible for all operations for the North American region and was a member of the executive leadership team. Prior to Rentokil, Mr. Paulsen served as Chief Executive Officer of Rexel USA, a leading distributor of electrical parts, services and solutions. He previously served as Chief Operating Officer of HD Supply, one of the United States' largest MRO (maintenance, repair, and operating products) distributors, overseeing the sales, supply chain and customer care teams, after holding several other senior positions there. He also spent nine years with The Home Depot in leadership and merchandising roles. Mr. Paulsen holds a Bachelor of Science in Economics from the United States Military Academy at West Point, and a Master of Business Administration (MBA) from Vanderbilt University.
About Floor & Decor Holdings, Inc.
Floor & Decor is a multi-channel specialty retailer and commercial flooring distributor operating more than 241 warehouse-format stores and five design studios across 38 states as of September 26, 2024. The Company offers a broad assortment of in-stock hard-surface flooring, including tile, wood, laminate and vinyl, and natural stone along with decorative accessories and wall tile, installation materials, and adjacent categories at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” or “continue” or the negative of these terms or other similar expressions.
The forward-looking statements contained in this release are based on our current expectations, assumptions, estimates, and projections regarding the Company’s business, the economy, and other future conditions. These statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements.
Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, (1) an overall decline in the health of the economy, the hard surface flooring industry, consumer confidence and discretionary spending, and the housing market, including as a result of persistently high or rising inflation or interest rates, (2) our failure to successfully manage the challenges that our planned new store growth poses or the impact of unexpected difficulties or higher costs during our expansion, (3) our inability to enter into leases for additional stores on acceptable terms, renew or replace our current store leases, or make payments under our leases, (4) our failure to maintain and enhance our brand image and awareness, (5) our failure to successfully anticipate and manage trends, consumer preferences, and demand, (6) our inability to successfully manage increased competition, (7) geopolitical risks, U.S. policies related to global trade and tariffs, and any antidumping and countervailing duties, any of which could impact our ability to import from foreign suppliers or raise our costs, (8) our inability to manage our inventory, including the impact of inventory obsolescence, shrink, and damage, (9) any disruption in our distribution capabilities, supply chain, and our related planning and control processes, including carrier capacity constraints, port congestion, strike, or shut down, and other supply chain costs or product shortages, (10) any increases in wholesale prices of products, materials, and transportation costs beyond our control, including increases in costs due to inflation, (11) the resignation, incapacitation, or death of any key personnel, including our executive officers, (12) our inability to attract, hire, train, and retain highly qualified managers and staff, (13) the impact of any labor activities, (14) our dependence on foreign imports for the products we sell, including risks associated with obtaining products from abroad, (15) any failure by any of our suppliers to supply us with quality products on attractive terms and prices or to adhere to the quality standards that we set for our products, (16) our inability to locate sufficient suitable natural products, (17) the effects of weather conditions, natural disasters, or other unexpected events, including public health crises, that may disrupt our operations, (18) restrictions imposed by our indebtedness on our current and future operations, including risks related to our variable rate debt, (19) any allegations, investigations, lawsuits, or violations of laws and regulations applicable to us, our products, or our suppliers, (20) our inability to adequately protect the privacy and security of information related to our customers, us, our associates, our suppliers, and other third parties, (21) any material disruption in our information systems, including our website, (22) our ability to manage our comparable store sales, (23) our inability to maintain sufficient levels of cash flow or liquidity to fund our expanding business and service our existing indebtedness, (24) new or changing laws or regulations, including tax laws and trade policies and regulations, (25) any failure to protect our intellectual property rights or disputes regarding our intellectual property or the intellectual property of third parties, (26) the impact of any future strategic transactions, and (27) our ability to manage risks related to corporate social responsibility. Additional information concerning these and other factors are described in “Forward-Looking Statements,” Item 1, “Business,” Item 1A, “Risk Factors,” and Item 1C, “Cybersecurity” of Part I and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 9A, “Controls and Procedures” of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2024 (the “Annual Report”) and elsewhere in the Annual Report, and those described in Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2024 (the “10-Q”) and elsewhere in the 10-Q, and those described in the Company’s other filings with the SEC.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition, and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained, whether as a result of any new information, future events, or otherwise.
Investor Contacts:
Wayne Hood
Senior Vice President of Investor Relations
678-505-4415
wayne.hood@flooranddecor.com
or
Matt McConnell
Senior Manager of Investor Relations
770-257-1374
matthew.mcconnell@flooranddecor.com
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